UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2022

NN, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road, Suite 600
Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The 2022 annual meeting of the stockholders (the “Annual Meeting”) of NN, Inc. (the “Company”) was held on May 25, 2022. As of March 31, 2022, the record date for the Annual Meeting, a total of 43,890,305 shares of the Company’s common stock were outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered the following proposals:
(1)To elect nine directors to serve for a term of one year;
(2)To approve the 2022 Omnibus Incentive Plan;
(3)To cast an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers; and
(4)To cast an advisory (non-binding) vote to ratify the selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2022.
The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1
Nine directors were elected to serve for a term of one year. The results were as follows:

Name	For	Withheld	Broker Non-Votes
Raynard D. Benvenuti	27,638,529	656,739	4,627,361
Robert E. Brunner	27,172,490	1,122,778	4,627,361
Christina E. Carroll	27,060,687	1,234,581	4,627,361
João Faria	27,209,622	1,085,646	4,627,361
Dr. Rajeev Gautam	27,607,824	687,444	4,627,361
Jeri J. Harman	27,202,791	1,092,477	4,627,361
Dr. Shihab Kuran	27,193,260	1,102,008	4,627,361
Warren A. Veltman	27,630,041	665,227	4,627,361
Thomas H. Wilson, Jr.	27,199,552	1,095,716	4,627,361

Proposal 2
The adoption of the NN, Inc. 2022 Omnibus Incentive Plan was ratified. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
27,305,955	949,298	40,015	4,627,361

Proposal 3
The advisory (non-binding) vote on the executive compensation of the Company’s named executive officers was in favor of executive compensation. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
22,100,297	5,655,860	539,111	4,627,361

Proposal 4
The Audit Committee’s selection of Grant Thornton LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results were as follows:

For	Against	Abstentions	Broker Non-Votes
32,483,574	253,395	185,660	0

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
 (d)    Exhibits.

Exhibit No.	Description of Exhibit
10.1
NN, Inc. 2022 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 26, 2022

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel